UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 24, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

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          Florida                   000-51252               59-2091510
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 (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                        Identification No.)
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                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-5174
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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

ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT
ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 24, 2006, National Investment Managers Inc. (the "Company") and its wholly-owned subsidiaries, ABR Advisors, Inc. ("Advisors") and Benefit Management, Inc. ("BMI"), entered into an Asset Purchase Agreement (the "Agreement") with M. Lane Kerns ("M. Kerns"), Billie Kerns ("B. Kerns") and Kerns Asset Management, LLC ("KAM") (collectively, M. Kerns, B. Kerns and KAM are referred to as the "Buyers"). Pursuant to the Agreement, the Company sold and, the Buyers purchased, (i) 100% of issued and outstanding shares of MLK Capital Management, Inc., a wholly-owned subsidiary of Advisors, and (ii) certain assets, client relationships and liabilities of BMI related to the third party administrator business. The purchase price paid by the buyers included $900,000 in cash and the assumption of various liabilities by KAM. The closing of this sale occurred on March 24, 2006. No material relationship exists between the Buyers and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL INFORMATION OF BUSINESS ACQUIRED

                  Not applicable.

         (B)      PROFORMA FINANCIAL INFORMATION

                  Not applicable.

         (C)      EXHIBITS

                  Exhibit No.               Description

                  10.1 Asset Purchase Agreement, dated as of March 24, 2006 among National Investment Managers Inc., a Florida corporation, ABR Advisors, Inc., a Delaware corporation, Benefit Management, Inc., a Massachusetts corporation, Kerns Asset Management, LLC, a Texas limited liability company and M. Lane Kerns and Billie Kerns

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NATIONAL INVESTMENT MANAGERS INC.



By:      /s/ Leonard Neuhaus
         -------------------
Name:    Leonard Neuhaus
Title:   Chief Operating and Financial Officer
Date:    March 28, 2006




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